                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of August 3, 2005 (this "Amendment"), to the Credit Agreement, dated as of March 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LEAR CORPORATION, a Delaware corporation (the "U.S. Borrower"), LEAR CANADA, a general partnership organized under the laws of Ontario, Canada (the "Canadian Borrower"), each foreign subsidiary borrower from time to time party thereto (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the senior managing agents, managing agents and co-agents party thereto, the several banks and other financial institutions from time to time parties hereto (the "Lenders"), BANK OF AMERICA, N.A., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC. and THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as documentation agents (in such capacity, the "Documentation Agents"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Canadian administrative agent for the Lenders hereunder (in such capacity, the "Canadian Administrative Agent"), and JPMORGAN CHASE BANK, N.A. (the "General Administrative Agent"), as general administrative agent for the Lenders hereunder.

                                   WITNESSETH:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

            WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. Amendment to Subsection 1.1 [Defined Terms]. (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

            "European Holdco": Lear European Holding S.L., a Spanish limited company.

            "Excluded Subsidiary": each Subsidiary of a Foreign Subsidiary.

            "Initial Pledged Stock": the shares of Capital Stock listed on
      Schedule VII.

            "Investment Grade Status": shall exist at any time when the actual or implied rating of the U.S. Borrower's senior long-term unsecured debt is at or above BBB- from S&P and at or above Baa3 from Moody's (in each case with a stable outlook or better); if either of S&P or Moody's shall change its system of classifications after August 3, 2005, Investment Grade Status shall exist at any time when the actual or implied rating of the U.S. Borrower's senior long-term unsecured debt is at or above the new rating which most closely corresponds to the above-specified level under the previous rating system (with a stable outlook or better where applicable).

            "Lear Germany": Lear Corporation Beteiligungs GmbH, a German corporation.

            "Pledge Agreements": the collective reference to the U.S. Pledge Agreement and any other pledge agreements which secure the Obligations.

            "Security Documents": the collective reference to the Pledge Agreements, the Subsidiary Guarantee and each other guarantee, security document or similar agreement that may be delivered to the General Administrative Agent to guarantee or as collateral security for any or all of the Obligations, in each case as amended, supplemented or otherwise modified from time to time.

            "U.S. Pledge Agreement": the Pledge Agreement to be executed and delivered by the U.S. Borrower and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as agent, in form and substance reasonably satisfactory to the General Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Super-Majority Lenders": (a) at any time prior to the termination of the Revolving Credit Commitments, U.S. Lenders whose U.S. Revolving Credit Commitment Percentages aggregate 80% or more; and (b) at any time after the termination of the Revolving Credit Commitments, Lenders whose Aggregate Total Outstandings aggregate 80% or more of the Aggregate Total Outstandings of all Lenders; provided that for purposes of this definition, the Aggregate Total Outstandings of each Lender shall be adjusted up or down so as to give effect to any participations purchased or sold pursuant to subsection 17.8.

            "Term Loan Facility": a term loan facility entered into either (i) as a separate tranche under this Agreement through an amendment and restatement to this Agreement or (ii) as a separate credit agreement to the extent not prohibited under the Credit Agreement, in either case with an aggregate principal amount not to exceed $400,000,000 and with an expected maturity of eighteen months.

            (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the following defined terms in their entirety and substituting in lieu thereof the following definitions:

            "Loan Documents": the collective reference to this Agreement, any Notes, the Drafts, the Acceptances, the Acceptance Notes and the Security Documents.

            "Loan Parties": the collective reference to the Borrowers and each guarantor or grantor party to any Security Document.

            (c) The definition of "Specified Indebtedness" is hereby amended by
(i) deleting the term "and" set forth at the end of clause (c) thereof, and (ii) inserting the following language at the end thereof: "and (e) without duplication, Indebtedness incurred under the Term Loan Facility and any guarantees thereof".

            (d) The definition of "Specified Liens" is hereby amended by (i) deleting clauses (m) and (n) thereof in their entirety, (ii) creating a new clause (m) therein to read as follows: "(m) Liens granted pursuant to the Security Documents and any pari passu Liens securing the Term Loan Facility, and", (iii) renaming clause (o) therein as clause (n), and (iii) changing the words "in clauses (a) through (n) above" set forth at the end thereof to "in clauses (a) through (m) above)".

            (e) Clarification With Respect to "Consolidated Operating Profit" Definition. It is hereby understood and agreed that (i) restructuring, restructuring-related or other similar charges incurred by the U.S. Borrower and its Subsidiaries in an amount not to exceed $250,000,000 incurred in connection with the U.S. Borrower's restructuring announced on June 27, 2005 and (ii) charges incurred by the U.S. Borrower and its Subsidiaries in connection with
(x) the lawsuit by Seton Company (for which a jury verdict was reached on May 25, 2005) in an amount not to exceed $22,000,000 and (y) a lawsuit by one of the U.S. Borrower's European suppliers in an amount not to exceed $8,000,000, shall in each case be deemed to be non-recurring losses for purposes of calculating Consolidated Operating Profit; provided, that with respect to the charges referred to in clause (ii) above, if at any later date all or a portion of such charges are reversed, Consolidated Operating Profit shall be reduced by the amount by which such charges are reversed in the fiscal quarter in which such charges are reversed.

            SECTION 3. Amendment to Subsection 10.5 [No Legal Bar]. Subsection
10.5 of the Credit Agreement is hereby amended by (i) deleting the term "and" set forth at the end of clause (b) thereof and substituting in lieu there of a comma, and (ii) inserting the following language at the end thereof:

            and (d) will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation

            SECTION 4. Amendment to Section 12 [Affirmative Covenants]. Subsection 12.7 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting in lieu thereof the following
Subsection:

            12.7 Stock Pledges; Guarantor Supplement. (a) (i) Cause the Initial Pledged Stock to be pledged to the General Administrative Agent, in its capacity as Agent pursuant to one or more Pledge Agreements, on or before September 30, 2005; (ii) if any Person that executes a Pledge Agreement as a "Pledgor" is not a Subsidiary Guarantor, cause such Person to execute and deliver to the General Administrative Agent an executed Guarantor Supplement on or prior to the date of execution of such Pledge Agreement, and (iii) cause the General Administrative Agent, in its capacity as Agent pursuant to the relevant Pledge Agreement, to receive, on or before the date of execution of such Pledge Agreement, legal opinions of counsel to the U.S. Borrower reasonably acceptable to the General Administrative Agent covering such matters in respect of such pledges and Guarantor Supplements as the General Administrative Agent shall reasonably request.

            (b) As soon as possible and in no event later than 45 days after the delivery of any financial statements under subsection 12.1(a) or (b), for any fiscal period ending on or after October 1, 2005, cause (i) all of the Capital Stock owned directly or indirectly by the U.S. Borrower of each of the U.S. Borrower's direct or indirect Domestic Subsidiaries (other than any Excluded Subsidiary) which on the date of such financial statements constituted at least 5% of Consolidated Assets or for the twelve month period ended on the date of such financial statements represented at least 5% of Consolidated Revenues to be pledged to the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge Agreement, pursuant to an assumption agreement in the form of Annex 1 to the U.S. Pledge Agreement, (ii) 65% of the voting Capital Stock and all non-voting Capital Stock (or such lesser amount as may be owned by the U.S. Borrower and its Domestic Subsidiaries) of each of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries which on the date of such financial statements constituted at least 5% of Consolidated Assets or for the twelve month period ended on the date of such financial statements represented at least 5% of Consolidated Revenues to be pledged to the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge

      Agreement, for the ratable benefit of the Lenders hereunder, pursuant to an assumption agreement in the form of Annex 1 to the U.S. Pledge Agreement, and (iii) the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge Agreement, to receive legal opinions of counsel to the U.S. Borrower acceptable to the General Administrative Agent covering such matters in respect of such pledges as the General Administrative Agent shall reasonably request; provided, that notwithstanding anything to the contrary contained in this subsection 12.7(b), in no event shall the U.S. Borrower or any of its direct or indirect Domestic Subsidiaries be required to pledge Capital Stock of any Subsidiary that is not a corporation if the U.S. Borrower reasonably believes that such stock pledge would violate the terms of any indenture governing public debt of the U.S. Borrower.

            (c) As soon as possible and in no event later than 45 days after the delivery of any financial statements under subsection 12.1(a) or (b) for any fiscal period ending on or after October 1, 2005, cause (i) each of the U.S. Borrower's direct and indirect Domestic Subsidiaries (other than any Excluded Subsidiary) which on the date of such financial statements represented at least 5% of Consolidated Assets or for the twelve month period ended on the date of such financial statements represented at least 5% of Consolidated Revenues to execute and deliver a Guarantor Supplement to the General Administrative Agent, and (ii) the General Administrative Agent to receive opinions of counsel to the U.S. Borrower, in form and substance reasonably satisfactory to the General Administrative Agent, covering such matters in respect of the Subsidiary Guarantee as the General Administrative Agent shall reasonably request; provided, that, notwithstanding the foregoing, a Domestic Subsidiary shall not be required to execute and deliver a Guarantor Supplement or otherwise become a party to the Subsidiary Guarantee if (x) it is a holding company whose only material asset consists of Capital Stock of one or more Foreign Subsidiaries and (y) the Capital Stock of such Domestic Subsidiary is pledged to the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge Agreement and; provided further, that any Subsidiary of the U.S. Borrower (whether or not such Subsidiary satisfies the criteria set forth in clause (i) above in this paragraph (c)) which has guaranteed any Public Indebtedness of the U.S. Borrower or any of its Subsidiaries shall be required in any event to execute and deliver a Guarantor Supplement or otherwise become a party to the Subsidiary Guarantee concurrently with entering into any such guarantee of Public Indebtedness.

            (d) Notwithstanding anything set forth herein to the contrary, if
      (i) any Capital Stock of Lear Germany is ever pledged pursuant to subsection 12.7(b) above and (ii) thereafter, Lear Germany becomes a direct or indirect Subsidiary of European Holdco, cause within ten (10) Business Days after the date on which Lear Germany becomes a direct or indirect Subsidiary of European Holdco, (i) 65% of the voting Capital Stock and all non-voting Capital Stock (or such lesser amount as may be owned by the U.S. Borrower and its Domestic Subsidiaries) of European Holdco to be pledged to the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge Agreement and (ii) the General Administrative Agent, in its capacity as Agent pursuant to the U.S. Pledge Agreement, to receive legal opinions of counsel to the U.S. Borrower acceptable to the General Administrative Agent covering such matters in respect of such pledge as the General Administrative Agent shall reasonably request.

            (e) In determining whether any Domestic Subsidiary or Foreign Subsidiary meets the 5% thresholds set forth in subsection 12.7(b) and 12.7(c) above, it is understood and agreed that such determination shall be computed by using the equity method of accounting.

            SECTION 5. Amendment to Subsection 13.1 [Financial Covenants]. Subsection 13.1 of the Credit Agreement is hereby amended by deleting Subsection 13.1(b) in its entirety and substituting in lieu thereof the following:

            (b) Leverage Ratio. Permit the Leverage Ratio at the last day of any period of four consecutive fiscal quarters of the U.S. Borrower to be greater than (a) for the four consecutive fiscal quarters of the U.S. Borrower ended July 2, 2005, 3.25:1, (b) for the four consecutive fiscal quarters ended October 1, 2005 and December 31, 2005, 3.75:1, (c) for the four consecutive fiscal quarters ended April 1, 2006, 3.50:1 and (d) for the each period of four consecutive fiscal quarters ending thereafter, 3.25:1.

            SECTION 6. Amendment to Subsection 13.3 [Limitation on Subsidiary and Secured Indebtedness]. Subsection 13.3 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            13.3 Limitation on Subsidiary and Secured Indebtedness. (a) Create, incur, assume or suffer to exist Subsidiary and Secured Indebtedness in an aggregate principal amount at any time outstanding exceeding 15% of Consolidated Assets at such time; provided, that the aggregate outstanding principal amount of Subsidiary and Secured Indebtedness incurred at any time by Lear Midwest Automotive, Limited Partnership, Lear Trim L.P. and the Canadian Borrower shall not exceed 5% of Consolidated Assets at any time.

            (b) Create, incur, assume or suffer to exist any Indebtedness that constitutes Subsidiary and Secured Indebtedness and that is secured by any Lien on any property, assets or receivables of the U.S. Borrower or any of its Subsidiaries (other than Specified Liens) in an aggregate principal amount at any time exceeding 5% of Consolidated Assets at such time.

            SECTION 7. Amendment to Section 15 [Events of Default]. Section 15 of the Credit Agreement is hereby amended by deleting subsection (f) thereof in its entirety and substituting in lieu thereof the following:

            (f) This Agreement, any of the Security Documents or any Note shall cease, for any reason, to be in full force and effect, or the U.S. Borrower or any other Loan Party shall so assert, or any security interest created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, except, in each case, as provided in subsection 17.17; or

            SECTION 8. Amendment to Subsection 17.17 [Release of Guarantees]. Subsection 17.17 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting in lieu thereof the following:

            17.17 Release of Collateral and Guarantees. (a) The Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if (i) the U.S. Borrower attains Investment Grade Status, (ii) the General Administrative Agent has no actual knowledge of the existence of a Default and (iii) the U.S. Borrower shall have delivered a certificate of a Responsible Officer stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default, (x) the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in all collateral held by it pursuant to the Security Documents and (y) on and after such time, the written consent of the Super-Majority Lenders shall be required to release all or substantially all of the guarantees contained in Section 14 and under the Subsidiary Guarantee, in which case the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release the relevant Loan Parties from their obligations under the Subsidiary

      Guarantee. In either such event, the applicable provisions of subsection
      12.7 shall be deemed terminated and of no further force or effect.

            (b) The Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if one or more Loan Parties (or any Subsidiary of a Loan Party whose Capital Stock is pledged pursuant to any Pledge Agreement) are permitted to be released from their obligations under any of the Security Documents pursuant to an amendment to this Agreement approved in accordance with subsection 17.1, the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in the relevant collateral held by it pursuant to the Security Documents and/or to release such Loan Parties from their obligations under the Subsidiary Guarantee. In such event, the provisions of subsection 12.7 with respect to such Loan Parties shall be deemed terminated and of no further force or effect. For the avoidance of doubt, if at any time Lear Corporation Mexico, S.A. de C.V. or Lear Automotive (EEDS) Spain S.L. is released from its obligations under the Subsidiary Guarantee but shall still have its Capital Stock pledged pursuant to the relevant Pledge Agreement, the Lenders authorize the General Administrative Agent, at the request and expense of the U.S. Borrower, to take such actions as shall be reasonably requested by the U.S. Borrower to release Capital Stock of any such Foreign Subsidiary to the extent necessary to ensure that no Capital Stock of any such Foreign Subsidiary is pledged under the relevant Pledge Agreement. Furthermore, it is hereby understood and agreed that if any time (i) any of Lear Germany's Capital Stock has been pledged pursuant to any Pledge Agreement pursuant to subsection 12.7(b) and (ii) thereafter, Lear Germany becomes a direct or indirect Subsidiary of European Holdco, then the Capital Stock of Lear Germany shall be deemed to be automatically released from such Pledge Agreement, and the Lenders authorize the General Administrative Agent, at the request and expense of the U.S. Borrower, to take such actions as shall be reasonably requested by the U.S. Borrower to release the Capital Stock of Lear Germany from such Pledge Agreement.

            (c) The Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if the U.S. Borrower shall have delivered to the General Administrative Agent written notice that it proposes to sell or otherwise dispose of any Subsidiary whose stock is pledged pursuant to a Pledge Agreement or which is a Subsidiary Guarantor, and such disposition is permitted by this Agreement, the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in the stock being sold of such Subsidiary and to release such Subsidiary Guarantor from its obligations under the Subsidiary Guarantee; provided, that such Subsidiary shall have been, or shall simultaneously be, released from all Bond Guarantees and all guarantees by any Subsidiary of Public Indebtedness.

            (d) In connection with any release of guarantees in accordance with this subsection 17.17, upon the request of the U.S. Borrower, the General Administrative Agent shall take whatever reasonable steps are necessary to coordinate the simultaneous release of the guarantees hereunder with the Bond Guarantees.

            SECTION 9. Acknowledgment. Each of the Lenders consenting to this Amendment acknowledges that the U.S. Borrower intends to enter into a term loan facility either (i) as a separate tranche under the Credit Agreement through an amendment and restatement to the Credit Agreement or (ii) as a separate credit facility to the extent not prohibited under the Credit Agreement, in either case with an expected aggregate principal amount ranging from $300,000,000 to $400,000,000 and with an expected maturity of eighteen months (the "Term Loan Facility"). Each such Lender consents to the Term Loan Facility, the amendment and restatement of the Credit Agreement to incorporate the Term

Loan Facility (in the event that the Term Loan Facility is made available pursuant to the Credit Agreement) and the guarantees by the Subsidiary Guarantors of, and granting of liens on stock pledges under, the Term Loan Facility (which shall be pari passu with the stock pledges securing the Credit Agreement), and each Lender authorizes (in the event that the Term Loan Facility is entered into separately from the Credit Agreement) the General Administrative Agent to enter into an intercreditor agreement with the agent under such Term Loan Facility on market terms as long as, in all cases (i) the aggregate principal amount of the Term Loan Facility does not exceed $400,000,000, (ii) the Term Loan Facility is not subject to any mandatory prepayments (other than scheduled payments and payments arising as a result of an acceleration of the loans thereunder) and (iii) the terms of the Term Loan Facility will be substantially those set forth in the Credit Agreement or market terms as are reasonably determined by the Borrower to be necessary to obtain the Term Loan Facility.

            SECTION 10. Schedules to the Credit Agreement. The parties hereto hereby agree that Schedule VII attached hereto shall be deemed to be Schedule VII to the Credit Agreement.

            SECTION 11. Conditions to Effectiveness of Amendment. The amendments set forth herein shall be effective on the date on which all of the following conditions precedent have been satisfied or waived:

            (i) the General Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) the Borrowers, (B) the Subsidiary Guarantors and (C) the Required Lenders;

            (ii) the General Administrative Agent shall have received, for the account of each Lender executing this Amendment on or before August 3, 2005, a work fee in an amount equal to 0.20% of such Lender's U.S. Revolving Credit Commitment then in effect;

            (iii) the U.S. Borrower shall have paid all fees and expenses of the General Administrative Agent, including the reasonable fees and expenses of counsel to the General Administrative Agent;

            (iv) the U.S. Borrower shall have paid all fees due and owing to any of the Lenders (or any of their Affiliates) as may have been agreed in writing; and

            (v) after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.

            SECTION 12. Representations and Warranties. Each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

            SECTION 13. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 14. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.

            SECTION 15. Affirmation of Subsidiary Guarantee and Credit Agreement. The Subsidiary Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Subsidiary Guarantee and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

            SECTION 16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 17. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 18. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       LEAR CORPORATION

                                       By: /s/ Shari L. Burgess
                                           -------------------------------------
                                           Name: Shari L. Burgess
                                           Title: Vice President and Treasurer

                                       LEAR CANADA

                                       By: /s/ Bill Mansfield
                                           -------------------------------------
                                           Name: Bill Mansfield
                                           Title: Plant Manager

                                       LEAR CORPORATION SWEDEN AB

                                       By: /s/ Paul R. Jefferson
                                           -------------------------------------
                                           Name: Paul R. Jefferson
                                           Title: Chief Executive Officer

                                       LEAR FINANCIAL SERVICES (NETHERLANDS)
                                       B.V.

                                       By: /s/ Paul R. Jefferson
                                           -------------------------------------
                                           Name: Paul R. Jefferson
                                           Title: Director

                     Signature Page to Lear First Amendment

                                       JPMORGAN CHASE BANK, N.A., as General
                                       Administrative Agent and a Lender

                                       By: /s/ Richard W. Duker
                                           -------------------------------------
                                           Name: Richard W. Duker
                                           Title: Managing Director

                                       BANK OF AMERICA, N.A., as
                                       Syndication Agent and as a Lender

                                       By: /s/ Chas McDonell
                                           -------------------------------------
                                           Name: Chas McDonell
                                           Title: Senior Vice President

                                       CITIBANK, N.A., as Documentation Agent
                                       and as a Lender

                                       By: /s/ Brian Ike
                                           -------------------------------------
                                           Name: Brian Ike
                                           Title: Director

                                       DEUTSCHE BANK AG NEW YORK BRANCH, as
                                       Documentation Agent

                                       By: /s/ David J. Bell
                                           -------------------------------------
                                           Name: David J. Bell
                                           Title: Managing Director

                                       By: /s/ Carin M. Keegan
                                           -------------------------------------
                                           Name: Carin M. Keegan
                                           Title: Vice President

                                       THE BANK OF NOVA SCOTIA, as Canadian
                                       Administrative Agent and as a Lender

                                       By: /s/ M. D. Smith
                                           -------------------------------------
                                           Name: M.D. Smith
                                           Title: Agent Operations

                     Signature Page to Lear First Amendment

                                       ABN AMRO Bank, N.V.
                                       (Name of Lender)

                                       By: /s/ Pradeep Bhatia
                                           -------------------------------------
                                           Name: Pradeep Bhatia
                                           Title: Vice President

                                       By: /s/ Ignacio Pineros
                                           -------------------------------------
                                           Name: Ignacio Pineros
                                           Title: Vice President

                                       Bank of China, New York Branch
                                       (Name of Lender)

                                       By: /s/ Xiaojing Li
                                           -------------------------------------
                                           Name: Xiaojing Li
                                           Title: Deputy General Manager

                     Signature Page to Lear First Amendment

                                       THE BANK OF NEW YORK
                                       (Name of Lender)

                                       By: /s/ Kevin Higgins
                                           -------------------------------------
                                           Name: Kevin Higgins
                                           Title: Vice President

                                       Bank of Tokyo-Mitsubishi Trust Company
                                       (Name of Lender)

                                       By: /s/ Linda Tam
                                           -------------------------------------
                                           Name: Linda Tam
                                           Title: Vice President

                                       BAYERISCHE HYPO-UND VEREINSBANK AG,
                                       NEW YORK BRANCH
                                       (Name of Lender)

                                       By: /s/ Yoram Dankner
                                           -------------------------------------
                                           Name: Yoram Dankner
                                           Title: Managing Director

                                       By: /s/ Kimberly Sousa
                                           -------------------------------------
                                           Name: Kimberly Sousa
                                           Title: Director

                                       BNP Paribas
                                       (Name of Lender)

                                       By: /s/ Tim King
                                            ------------------------------------
                                           Name: Tim King
                                           Title: Managing Director

                                       By: /s/ Gaye Plunkett
                                           -------------------------------------
                                           Name: Gaye Plunkett
                                           Title: Vice President

                     Signature Page to Lear First Amendment

                                      Calyon New York Branch
                                      (Name of Lender)

                                      By: /s/ Lee E. Greve
                                          --------------------------------
                                          Name: Lee E. Greve
                                          Title: Managing Director

                                      By: /s/ Julie T. Kanak
                                          --------------------------------------
                                          Name: Julie T. Kanak
                                          Title: Director

                                      Citibank, N.A., Canadian branch
                                      (Name of Lender)

                                      By: /s/ Niyousha Zarinpour
                                          --------------------------------------
                                          Name: Niyousha Zarinpour
                                          Title: Authorized Signer

                                      Comerica Bank
                                      (Name of Lender)

                                      By: /s/ Steven J. McCormack
                                          --------------------------------------
                                          Name: Steven J. McCormack
                                          Title: Vice President

                     Signature Page to Lear First Amendment

                                      CREDIT SUISSE, Cayman Islands Branch
                                      (Formerly known as CREDIT SUISSE
                                      FIRST BOSTON, acting through its
                                      Cayman Islands Branch)
                                      (Name of Lender)

                                      By: /s/ Jay Chall
                                          --------------------------------------
                                          Name: Jay Chall
                                          Title: Director

                                      By: /s/ Mikhail Faybusovich
                                          --------------------------------------
                                          Name: Mikhail Faybusovich
                                          Title: Associate

                                      Fifth Third Bank
                                      (Name of Lender)

                                      By: /s/ Michael Blackburn
                                          --------------------------------------
                                          Name: Michael Blackburn
                                          Title: Vice President

                                      HSBC Bank USA, N.A.
                                      (Name of Lender)

                                      By: /s/ Christopher M. Samms
                                          --------------------------------------
                                          Name: Christopher M. Samms
                                          Title: Officer #9426, SVP

                                      JPMORGAN CHASE BANK, N.A.,
                                      TORONTO BRANCH
                                      (Name of Lender)

                                      By: /s/ Drew McDonald
                                          --------------------------------------
                                          Name: Drew McDonald
                                          Title: Vice President

                     Signature Page to Lear First Amendment

                                      MERRILL LYNCH BANK USA
                                      (Name of Lender)

                                      By: /s/ Louis Alder
                                          --------------------------------------
                                          Name: Louis Alder
                                          Title: Director

                                      Mizuho Corp. Bank, Ltd.
                                      (Name of Lender)

                                      By: /s/ Robert Gallagher
                                          --------------------------------------
                                          Name: Robert Gallagher
                                          Title: SVP and team leader

                                      THE NORTHERN TRUST COMPANY
                                      (Name of Lender)

                                      By: /s/ Ashish S. Bhagwat
                                          --------------------------------------
                                          Name: Ashish S. Bhagwat
                                          Title: Vice President

                                      The Royal Bank of Scotland plc
                                      (Name of Lender)

                                      By: /s/ Maria Amaral-LeBlanc
                                          --------------------------------------
                                          Name: Maria Amaral-LeBlanc
                                          Title: Senior Vice President

                     Signature Page to Lear First Amendment

                                         Skandinaviska Enskilda Banken AB (publ)
                                         (Name of Lender)

                                         By: /s/ David Lockie
                                             -----------------------------------
                                             Name: David Lockie
                                             Title: Authorised Signatory

                                         By: /s/ Martin Lindeberg
                                             -----------------------------------
                                             Name: Martin Lindeberg
                                             Title: Authorised Signatory

                                         Sumitomo Mitsui Banking Corporation
                                         (Name of Lender)

                                         By: /s/ David A. Buck
                                             -----------------------------------
                                             Name: David A. Buck
                                             Title: Senior Vice President

                                         Sun Trust Bank
                                         (Name of Lender)

                                         By: /s/ Brian Davis
                                             -----------------------------------
                                             Name: Brian Davis
                                             Title: Director

                                         UBS Loan Finance LLC
                                         (Name of Lender)

                                         By: /s/ Richard L. Tavrow
                                             -------------------------------
                                             Name: Richard L. Tavrow
                                             Title: Director

                                         By: /s/ Joselin Fernandes
                                             -----------------------------------
                                             Name: Joselin Fernandes
                                             Title: Associate Director

                     Signature Page to Lear First Amendment

                           ACKNOWLEDGEMENT AND CONSENT

            Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Amendment.

                                         LEAR OPERATIONS CORPORATION

                                         By: /s/ Shari L. Burgess
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR SEATING HOLDINGS CORP. #50

                                         By: /s/ William P. McLaughlin
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR CORPORATION EEDS AND INTERIORS

                                         By: /s/ Shari L. Burgess
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR TECHNOLOGIES, LLC

                                         By: /s/ Shari L. Burgess
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR MIDWEST AUTOMOTIVE, LIMITED
                                         PARTNERSHIP

                                         By: /s/ Shari L. Burgess
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR AUTOMOTIVE (EEDS) SPAIN S.L.

                                         By: /s/ Paul R. Jefferson
                                             -----------------------------------
                                             Title: Authorized Signatory

                                         LEAR CORPORATION MEXICO, S.A. DE C.V.

                                         By: /s/ Jim Brackenbury
                                             -----------------------------------
                                             Title: Authorized Signatory

                     Signature Page to Lear First Amendment

                                                                    SCHEDULE VII

                              INITIAL PLEDGED STOCK

                                          Pct. of
           Issuer                          Shares                 Shareholder
-------------------------------------     -------     ------------------------------------
Lear Operations Corporation                 100%      Lear Corporation
Lear Seating Holdings Corp. #50             100%      Lear Corporation
Lear Corporation EEDS and Interiors         100%      Lear Operations Corporation
Lear Corporation Canada Ltd.                 65%      Lear Corporation
Lear Automotive (EEDS) Spain S.L.           100%      Lear Corporation Holdings Spain S.L.
Lear Corporation Mexico, S.A. de C.V.       100%      Lear Holdings S.r.l. de C.V.